   As filed with the Securities and Exchange Commission on December 7, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                _______________
                                 XOOM.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                           DELAWARE                                                               88-0361536
            (State of Incorporation or Organization)                               (I.R.S. Employer Identification Number)

                300 MONTGOMERY STREET, SUITE 300                                                    80112
                   SAN FRANCISCO, CALIFORNIA                                                      (Zip Code)
            (Address of Principal Executive Offices)

      SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                              RELATES:  333-62395

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

              TITLE OF EACH CLASS TO BE REGISTERED                                  NAME OF EACH EXCHANGE ON WHICH
              ------------------------------------                                  ------------------------------
                        Not Applicable                                              EACH CLASS IS TO BE REGISTERED
                                                                                    ------------------------------
                                                                                            Not Applicable

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                                  Common Stock
                                $.0001 Par Value

     ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED. Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-62395, as amended) (the "Registration Statement").

ITEM 2.    EXHIBITS.
     EXHIBIT        DESCRIPTION
     -------        -----------
      1.1       Specimen of Common Stock certificate of the Registrant.
                Incorporated herein by reference to Exhibit 4.3 to the
                Registration Statement.
      2.1       Restated Certificate of Incorporation of the Registrant, as
                amended. Incorporated herein by reference to Exhibit 3.1 to the
                Registration Statement.
      2.2       Amended and Restated Bylaws of the Registrant. Incorporated
                herein by reference to Exhibit 3.2 to the Registration
                Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 7, 1998

                                                XOOM.COM, INC.


                                                By:  /s/ JOHN HARBOTTLE
                                                   --------------------
                                                     John Harbottle
                                                     Vice President, Finance,
                                                     and Chief Financial Officer